Exhibit 99.1
For Immediate Release
Friday, February 15, 2008
Community Bankers Acquisition Corp.
Gary A. Simanson, President
Great Falls, Virginia
(703) 759-0751
COMMUNITY BANKERS ACQUISITION CORP.
ANNOUNCES FISCAL YEAR END RESULTS
Great Falls, Virginia, February 15, 2008 — Community Bankers Acquisition Corp. (the “Company”) (AMEX: BTC) announced today its results of operations for the period from April 1, 2007 to December 31, 2007. For the period from April 1, 2007 to December 31, 2007, interest income on its trust fund investments, including interest allocable to shares subject to possible conversion, amounted to $1,933,962. This resulted in net income for the period April 1, 2007 to December 31, 2007 of $1,105,034 or net income per share, basic and diluted, of $0.12 and $0.09, respectively.
The aggregate amount of cash and United States treasury securities held in the trust fund as of December 31, 2007, was $58,452,512.
As previously announced, the Company has entered into a definitive agreement and plan of merger providing for the merger of TransCommunity Financial Corporation (“TFC”) with and into the Company. In addition, as previously announced, the Company has entered into a definitive agreement and plan of merger with BOE Financial Services of Virginia, Inc. (“BOE”) providing for the merger of BOE with and into the Company. Each of the mergers is subject to customary closing conditions, including approval by each corporation’s shareholders and the appropriate regulatory agencies.
About Community Bankers Acquisition Corp.
Headquartered in Great Falls, Virginia, Community Bankers Acquisition Corp. is a blank check company whose objective is to merge with or acquire an operating business in the banking industry.

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
BALANCE SHEETS

		March 31,
		2007
	December 31,	(derived from the
	2007	audited financial
	(unaudited)	statements)
ASSETS
Current assets:
Cash	$162,154	$676,183
Cash and United States Treasury securities held in trust fund	58,452,512	58,118,729
Prepaid expenses	178,799	17,500
Deferred acquisition costs	647,487	—

Total current assets	59,440,952	58,812,412

Total Assets	$59,440,952	$58,812,412

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities:
Income taxes payable	$338,690	$806,000
Deferred payment to underwriter	2,100,000	2,100,000
Accounts payable and accrued expenses	—	9,185
Total Current Liabilities	2,438,690	2,915,185

Common stock, subject to conversion, 1,499,999 shares at conversion value	11,690,502	11,617,934

Commitments

STOCKHOLDERS’ EQUITY
Preferred stock, $0.01 par value
Authorized 5,000,000 shares; none issued	—	—
Common stock, $0.01 par value
Authorized 50,000,000 shares; Issued and outstanding, 9,375,000 shares in 2007 and 9,375,000 in 2006 (which includes 1,499,999 shares subject to conversion)	93,750	93,750
Additional paid-in capital	42,988,876	43,061,444
Earnings accumulated during the development stage	2,229,134	1,124,099

Total Stockholders’ Equity	45,311,760	44,279,293

Total Liabilities and Stockholders’ Equity	$59,440,952	$58,812,412

COMMUNITY BANKERS ACQUISITION CORP.
(A Corporation in the Development Stage)
STATEMENTS OF INCOME
(unaudited)

		Year Ended	Cumulative Period
		March 31, 2007	from
	Nine Months	(derived from the	April 6, 2005
	Ended	audited financial	(inception) to
	December 31, 2007	statements)	December 31, 2007
Other income:
Interest on cash and short-term investments held in trust	$1,944,395	$2,268,760	$4,213,155

Operating costs	263,142	338,661	601,803

Income before taxes	1,681,253	1,930,099	3,611,352

Provision for income taxes	576,218	806,000	1,382,218

Net income	$1,105,035	$1,124,099	$2,229,134

Weighted average shares outstanding
Basic	9,375,000	7,997,740	6,140,625
Diluted	11,807,432	10,256,708	8,573,057
Net income per share-basic	$0.12	$0.14	$0.36

Net income per share-diluted	$0.09	$0.11	$0.26

Additional Information About the Mergers and Where to Find It
In connection with the proposed mergers, CBAC has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of CBAC Common Stock to be issued to the shareholders of TFC and will file with the SEC a registration statement on Form S-4 to register the shares of CBAC common stock to be issued to the shareholders of BOE. Each registration statement will include a joint proxy statement/prospectus, which will be sent to the shareholders of CBAC and of TFC or BOE, as applicable, seeking their approval of the applicable merger. In addition, TFC, BOE and CBAC may file other relevant documents concerning the proposed mergers with the SEC.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENTS ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUSES INCLUDED WITHIN THE REGISTRATION STATEMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGERS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BOE, TFC, CBAC AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with TFC also may be obtained by directing a request by telephone or mail to: TransCommunity Financial Corporation, 4235 Innslake Drive, Glen Allen. VA 23060, Attention: Investor Relations (telephone: (804) 934-9999), or by accessing TFC’s website at http://www.TCFCorp.com under “Investor Relations” Free copies of the joint proxy statement/prospectus relating to the proposed merger of CBAC with BOE also may be obtained by directing a request by telephone or mail to: BOE Financial Services of Virginia, Inc., 1325 Tappahannock Blvd, P.O. Box 965, Tappahannock, VA 22560, Attention: Investor Relations (telephone: (804) 443-4343), or by accessing BOE’s website at http://www.bankofessex.com under “Investor Relations.” Free copies of both joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to: Community Bankers Acquisition Corporation, 9912 Georgetown Pike, Suite D203, Great Falls, VA 22066, Attention: Investor Relations (telephone : (703) 759-0751). The information on BOE’s and TFC’s websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings either company or CBAC makes with the SEC.

TFC, BOE and CBAC and their respective directors, executive officers and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of TFC and BOE, as applicable, and/or CBAC in connection with the merger. Information about the directors and executive officers of TFC is set forth in the proxy statement for TFC’s 2007 annual meeting of shareholders filed with the SEC on April 23, 2007. Information about the directors and executive officers of BOE is set forth in the proxy statement for BOE’s 2007 annual meeting of shareholders filed with the SEC on April 13, 2007. Information about the directors and executive officers of CBAC is set forth in the Annual Report on Form 10-K filed with the SEC on June 29, 2007. Additional information regarding the interests of these participants and other persons who may be deemed participants in the merger may be obtained by reading the joint proxy statement/prospectus regarding the merger when it becomes available.
Caution Regarding Forward-Looking Statements
Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These include statements as to the anticipated benefits of the merger, including future financial and operating results, cost savings and enhanced revenues that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of TFC, BOE and CBAC intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. The companies’ respective abilities to predict results, or the actual effect of future plans or strategies, are inherently uncertain. Factors which could have a material effect on the operations and future prospects of each of TFC, BOE and CBAC and the resulting company, include but are not limited to: (1) the businesses of TFC, BOE and/or CBAC may not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; (3) revenues following the merger may be lower than expected; (4) customer and employee relationships and business operations may be disrupted by the merger; (5) the ability to obtain required regulatory and shareholder approvals, and the ability to complete the merger on the expected timeframe may be more difficult, time-consuming or costly than expected; (6) changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in TFC’s and BOE’s market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines, and (7) other risk factors detailed from time to time in filings made by TFC, BOE or CBAC with the SEC. TFC, BOE and CBAC undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.
This release shall not constitute an offer to sell or the solicitation of an offer to buy securities in any jurisdiction in which such solicitation would be unlawful.